Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 46,777,679.54
Previously Paid Amount	0
Total Fee Amount	7,161.67
Total Offset Amount	0
Net Fee	$ 7,161.67